                                         THE
                                      THAI FUND,
                                         INC.

                                 FIRST QUARTER REPORT
                                    MARCH 31, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER


                                 THE THAI FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                       William G. Morton, Jr.
CHAIRMAN OF THE BOARD                 DIRECTOR
OF DIRECTORS                          Snoh Unakul
Michael F. Klein                      DIRECTOR
PRESIDENT AND DIRECTOR                Stefanie V. Chang
Peter J. Chase                        VICE PRESIDENT
DIRECTOR                              Harold J. Schaaff, Jr.
John W. Croghan                       VICE PRESIDENT
DIRECTOR                              Joseph P. Stadler
David B. Gill                         VICE PRESIDENT
DIRECTOR                              Valerie Y. Lewis
Graham E. Jones                       SECRETARY
DIRECTOR                              Joanna M. Haigney
Sukri Kaocharern                      TREASURER
DIRECTOR                              Belinda A. Brady
John A. Levin                         ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the three months ended March 31, 1998, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 49.61% compared to 49.41% for the U.S. dollar adjusted Securities Exchange of Thailand Index (the "Index"). For the one year ended March 31, 1998, and for the period since the Fund's commencement of operations on February 16, 1988 through March 31, 1998, the Fund's total return, based on net asset value per share, was -57.99% and 10.38%, respectively, compared to -56.38% and -10.63%, respectively, for the Index. On March 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $9.00, representing a 57.9% premium to the Fund's net asset value per share.

The abolishment of the two-tier currency rates towards the end of January triggered a resurgence of confidence in the Thai market as foreign investors rushed in to snap up oversold stocks. The resulting panic buying caused the Index to spike up by as much as 70% with foreign tranches of bank stocks trading to as much as 100% premiums to the local shares. However, a subsequent cascade of massive and pervasive cash calls and rights issues by corporates seeking to shore up weakened balance sheets dampened investors' enthusiasm for the market. Corporate results generally reflected the carnage caused by massive amounts of unhedged foreign debts and overgeared balance sheets. In addition to two large cash calls of about $800 million each by Thai Farmers Bank and Bangkok Bank, the government announced plans to divest more of its stakes in PTT Exploration & Production Public Company, Electricity Generating Company and Thai Airways. The Fund's outperformance relative to its benchmark for the quarter was mainly attributable to its overweight position in stocks with robust balance sheets and strong cash flows such as Serm Suk, BEC World and Eastern Water. The Fund also avoided companies with potential equity dilutions such as the companies mentioned above.

After dismal GDP growth of -0.3% for 1997, the Thai economy continued to contract in the first quarter of 1998. With the exception of the agriculture sector, all the major sectors are forecast to register declines in the first quarter. As domestic consumption and investment continue to slow, the economy is expected to record declining GDP growth rates in the second and third quarters before bottoming out in the fourth quarter. For the year, the economy is expected to record a decline of -4.5% in GDP growth. The only positive note appears to be the export sector which is benefiting from the more competitive Thai Baht after its 37% devaluation since July 2, 1997. As a consequence of falling imports and steady exports, the trade accounts have recorded seven consecutive months of trade surpluses through March 31, 1998. The current account is projected to record a surplus of 8.0% of GDP in 1998 compared with a smaller deficit of -1.9% in 1997.

The continued large funding needs of the FIDF to support the liquidity needs of the troubled state banks have exerted strong upward pressure on interest rates with interbank rates currently standing at between 21% and 22%. Reflecting the effects of higher imported inflation as a consequence of the Baht's devaluation, the Consumer Price Index surged 9.0% in the first quarter of this year.

Following the large capital raising exercises of Thai Farmers Bank and Bangkok Bank noted above, liquidity is expected to gradually improve, thus raising the possibility of a slight easing in interest rates by the fourth quarter of this year. The trend in the CPI is expected to remain strongly upwards with the average CPI expected to be around 10% for the year. We expect the Thai market to be bound by a tight trading range in the absence of fresh factors. Upside to the market will be capped by the impending large amount of liquidity drain while the downside risk appears to be limited by gradual macro-economic improvements. With the market trading at 44 times prospective 1998 earnings and a price to book ratio of 2.8 times, we believe the Thai stock market does not appear to offer compelling valuations at present.

Sincerely,

/s/ Michael F. Klein
Michael F. Klein
PRESIDENT AND DIRECTOR

/s/ Joseph Tern
Joseph Tern
PORTFOLIO MANAGER

April 1998

The Thai Fund, Inc.
Investment Summary as of March 31, 1998 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Historical                                                                 Total Return (%)
Information                           -------------------------------------------------------------------------------------------
                                          Market Value (1)                 Net Asset Value (2)                     Index (3)
                                      -----------------------         -------------------------           -----------------------
                                                      Average                           Average                           Average
                                      Cumulative      Annual          Cumulative        Annual           Cumulative       Annual
                                      ----------      -------         ----------        -------          ----------       -------
  Fiscal Year to Date                   71.43 %          -              49.61 %             -              49.41 %           -
  One Year                             (43.59)       (43.59)%          (57.99)          (57.99)%          (56.38)        (56.38)%
  Five Year                            (28.80)+       (6.57)+          (58.28)+         (16.04)+          (65.20)        (19.03)
  Ten Year                              15.26 +        1.43 +           10.38 +           0.99 +          (23.32)         (2.62)
  Since Inception*                      74.28 +        5.64 +           10.38 +           0.98 +          (10.63)         (1.10)

Past performance is not predictive of future performance.
-------------------------------------------------------------------------------
Returns and Per Share Information

[GRAPH]

                                                            Years ended December 31:                                    Three Months
                                                                                                                            Ended
                                                                                                                          March 31,
                          1988*      1989     1990      1991    1992      1993      1994      1995      1996      1997      1998
                          -----      ----     ----      ----    ----      ----      ----      ----      ----      ----      ----
Net Asset Value Per
  Share. . . . . . . . .$10.24    $ 18.88  $ 13.08    $15.41   $20.69   $39.42    $ 28.30    $24.89   $ 15.63    $  3.81   $ 5.70
Market Value Per Share  $11.75    $ 32.25  $ 16.00    $16.25   $18.75   $36.88    $ 22.38    $22.38   $ 16.38    $  5.25   $ 9.00
Premium/(Discount) . . .  14.7%      70.8%    22.3%      5.5%    (9.4)%   (6.4)%    (20.9)%   (10.1)%     4.8%      37.8%    57.9%
Income Dividends . . . .$ 0.29    $  0.36  $  0.21    $ 0.21        -   $ 0.36    $  0.35     $0.11   $  0.32    $  0.11        -
Capital Gains
  Distributions. . . . .     -    $  2.09  $  1.68    $ 0.47        -   $ 0.51    $  4.62    $ 3.38   $  0.08    $  0.12        -
Fund Total Return (2). . (5.60)%   109.87%  (20.44)%   23.08%   34.26%   98.90%    (10.40)%+  (0.10)%  (35.93)%   (75.17)%  49.61%
Index Total Return (3) .  3.90%    120.97%  (28.60)%   15.80%   24.71%   88.40%    (17.76)%   (6.11)%  (36.25)%   (75.54)%  49.41%


(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
 *  The Fund commenced operations on February 16, 1988.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
[CHART]
DIVERSIFICATION OF TOTAL INVESTMENTS

Equity Securities                            93.5%
Short-Term Investments                        6.5%

--------------------------------------------------------------------------------
[CHART]
SECTORS

Automobiles                                   3.6%
Banking                                      16.5%
Beverages & Tobacco                          16.3%
Broadcasting & Publishing                     8.1%
Building Materials & Components               5.1%
Chemicals                                     6.7%
Financial Services                            5.8%
Insurance                                     4.0%
Telecommunications                            8.6%
Utilities -- Electrical & Gas                 4.8%
Other                                        20.5%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*
                                                        PERCENT OF
                                                        NET ASSETS
                                                        ----------
   1.  The Serm Suk Co., Ltd.                             16.3%
   2.  Thai Farmers Bank Co., Ltd.                         7.3
   3.  BEC World Co., Ltd.                                 6.9
   4.  National Petrochemical Co., Ltd.                    6.7
   5.  Advanced Information Services Co., Ltd.             5.3
   6.  Bangkok Bank Co., Ltd.                              5.2
   7.  Eastern Water Resources Development Co., Ltd.       4.8
   8.  Charoen Pokphand Feedmill Co., Ltd.                 3.3
   9.  Siam Commercial Bank Co., Ltd.                      2.8
  10.  Shinawatra Computer Co., Ltd.                       2.4
                                                          ----
                                                          61.0%
                                                          ----
                                                          ----


* Excludes short-term investments.

INVESTMENTS (Unaudited)
MARCH 31, 1998

                                                     SHARES            VALUE
                                                                       (000)
----------------------------------------------------------------------------
THAI INVESTMENT PLAN (99.4%)
----------------------------------------------------------------------------
THAI COMMON STOCKS (94.2%)
(Unless otherwise noted)
----------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (1.1%)
 Singer Thailand Public Co. Ltd.                     165,800    U.S.$   131
 Thai Glass Industries Co., Ltd.                     205,200            313
 Thai Glass Industries Co., Ltd.
   (Foreign)                                         229,800            350
                                                                ------------
                                                                        794
                                                                ------------
----------------------------------------------------------------------------
AUTOMOBILES (3.6%)
 Swedish Motor Co., Ltd.                           1,371,100            244
 Thai Engine Manufacturing
   Public Co. Ltd.                                   651,900          1,491
 Thai Rung Union Car Co., Ltd.                       219,400            166
 Thai Stanley Electric Co., Ltd.                     715,000            768
                                                                ------------
                                                                      2,669
                                                                ------------
----------------------------------------------------------------------------
BANKING (16.5%)
 Bangkok Bank Co., Ltd.                            1,898,000          3,931
 Bank of Ayudhya Public Co. Ltd.                   1,500,000            915
 Siam Commercial Bank Co., Ltd.                    1,555,000          2,094
 Thai Farmers Bank Co., Ltd.                       2,840,000          5,449
                                                                ------------
                                                                     12,389
                                                                ------------
----------------------------------------------------------------------------
BEVERAGES & TOBACCO (16.3%)
 The Serm Suk Co., Ltd.                            1,295,000         12,242
                                                                ------------
----------------------------------------------------------------------------
BROADCASTING & PUBLISHING (8.1%)
 BEC World Co., Ltd.                               1,000,000          5,184
 Nation Multimedia Group Co., Ltd.                 1,175,100            485
 Nation Multimedia Group Co., Ltd.
   (Foreign)                                         824,900            388
                                                                ------------
                                                                      6,057
                                                                ------------
----------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (5.1%)
 American Standard Sanitaryware
   Thailand Co., Ltd.                                 75,150            363
 Siam Cement Co., Ltd.                               139,000          1,604
 Siam City Cement Co., Ltd.                          693,147          1,753
 Tipco Asphalt Co. Ltd.                               72,800            103
                                                                ------------
                                                                      3,823
                                                                ------------
----------------------------------------------------------------------------
CHEMICALS (6.7%)
 National Petrochemical Co., Ltd.                  5,704,900          5,038
                                                                ------------
----------------------------------------------------------------------------
CONSTRUCTION & HOUSING (0.1%)
 Ch. Karnchang Public Co., Ltd.                      100,000            103
                                                                ------------
----------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (3.0%)
 K.R. Precision Public Co., Ltd.                     164,100            413
 Shinawatra Computer Co., Ltd.                       300,000          1,830
                                                                ------------
                                                                      2,243
                                                                ------------
----------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS (0.8%)
 KCE Electronics Public Co. Ltd.                     100,000            635
                                                                ------------
----------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                                       (000)
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.7%)
 Thai Storage Battery Co., Ltd.                      400,000    U.S.$   513
                                                                ------------
----------------------------------------------------------------------------
ENERGY SOURCES (2.2%)
 Lanna Lignite Co. Ltd.                              250,000          1,118
 PTT Exploration & Production Public
   Co., Ltd. (Foreign)                                49,900            505
                                                                ------------
                                                                      1,623
                                                                ------------
----------------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
 National Finance & Securities
   Public Co. Ltd. (Foreign)                       2,241,000          1,239
 Phatra Thanakit Co., Ltd.                         1,605,600          1,591
 Thai Investment & Securities
   Public Co. Ltd.                                 1,808,200          1,551
                                                                ------------
                                                                      4,381
                                                                ------------
----------------------------------------------------------------------------
INSURANCE (4.0%)
 Bangkok Insurance Co., Ltd.                         248,100          1,829
 Dhipaya Insurance Co., Ltd.                       1,011,400          1,208
                                                                ------------
                                                                      3,037
                                                                ------------
----------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (3.3%)
 Charoen Pokphand Feedmill
   Co., Ltd.                                       1,717,900          2,488
                                                                ------------
----------------------------------------------------------------------------
REAL ESTATE (1.1%)
 Land & House Co., Ltd.                            1,082,978            502
 Quality House Co., Ltd.                           1,683,400            300
                                                                ------------
                                                                        802
                                                                ------------
----------------------------------------------------------------------------
TELECOMMUNICATIONS (8.6%)
 Advanced Information Services
   Co., Ltd.                                         510,800          3,972
 Shinawatra Satellite Public Co. Ltd.              1,700,000            735
 TelecomAsia Co., Ltd.                             2,860,000          1,090
 United Communication Industry
   Co., Ltd.                                         772,000            647
                                                                ------------
                                                                      6,444
                                                                ------------
----------------------------------------------------------------------------
TEXTILES & APPAREL (2.4%)
 Saha-Union Co., Ltd.                              1,483,600            980
 Thai Rung Textile Co., Ltd.                           3,832              - @
 Thai Wacoal Co., Ltd.                               347,013            794
                                                                ------------
                                                                      1,774
                                                                ------------
----------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (4.8%)
 Eastern Water Resources
   Development Co., Ltd.                           2,573,000          3,564
                                                                ------------
----------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
 (Cost U.S.$133,236)                                                 70,619
                                                                ------------
----------------------------------------------------------------------------

                                                     SHARES            VALUE
                                                                       (000)
----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (5.2%)
 (Interest Bearing Demand Account)
 Thai Baht (Cost U.S.$3,973)                    THB  155,245    U.S.$ 3,945
                                                                ------------
----------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN
 (Cost U.S.$137,209)                                                 74,564
                                                                ------------
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
 Chase Securities, Inc., 5.60%,
   dated 3/31/98, due 4/1/98, to
   be repurchased at U.S.$980,
   collateralized by U.S.$960,
   United States Treasury Notes,
   6.25%, due 4/30/01, valued at
   U.S.$1,002 (Cost U.S.$980)                   U.S.$    980            980
                                                                ------------
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
 (Cost U.S.$138,189)                                                 75,544
                                                                ------------
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
 Other Assets                                          1,095
 Liabilities                                          (1,641)          (546)
                                                -------------   ------------
----------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 13,160,950 issued and
   outstanding U.S.$0.01 par value shares
   (30,000,000 shares authorized)                               U.S.$74,998
                                                                ------------
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$  5.70
                                                                ------------
----------------------------------------------------------------------------


  @ - Value is less than U.S.$500.
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.


                                          6